John Hancock Funds III

Supplement dated 9-27-13

to the current Summary Prospectus dated 7-1-13

John Hancock Small Company Fund

Important Notice Regarding Change in Investment Policy

The following information supplements and supersedes any information to the contrary relating to John Hancock Small Company Fund, a series of John Hancock Funds III (the “fund”), contained in the Summary Prospectus dated as noted above.

At a meeting held on September 25-27, the fund’s Board of Trustees approved revisions to the fund’s 80% investment policy of investing in small-cap companies as set forth below that will take effect December 1, 2013. Pursuant to these revisions, the fund will consider small-cap companies to be those companies within the capitalization range of the Russell 2000 Index, the fund’s benchmark.

Effective on December 1, 2013, the Summary Prospectus is hereby amended as follows:

Under the heading “Principal investment strategies” the first paragraph is revised and restated as follows:

Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap companies. The fund considers small-cap companies to be those companies in the capitalization range of the Russell 2000 Index, which included market capitalizations of approximately $83 million to $3.9 billion as of July 1, 2013. At any given time, the fund may own a diversified group of stocks in several industries. The fund invests mainly in common stocks, but it may also invest in exchange-traded funds to a limited extent.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference.